NASDAQ Ticker: IBCA
www.intervestbancsharescorporation.com
www.intervestnatbank.com
Lowell S. Dansker – Chairman - CEO
INTERVEST BANCSHARES CORPORATION
Parent of Intervest National Bank
1
FORWARD-LOOKING STATEMENTS
This presentation may contain certain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein that address future activities, events or developments that we expect or anticipate will or may occur in the future are forward-looking statements.  Forward-
looking statements involve assumptions and are subject to known and unknown risks and uncertainties that could cause actual results or performance to differ materially from those expressed or implied by such forward-looking statements. Although we believe that the assumptions reflected in forward-looking statements are reasonable as of the date of this presentation, we can give no assurance that such assumptions will prove to have been correct. You should also know that forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions. Should any of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may differ materially from those included within our forward-looking statements. These and other risks and uncertainties associated with our business are described in our public reports, including our Annual Report on Form 10-K for the year ended December 31, 2011 filed with the Securities and Exchange Commission. We do not assume any obligation and do not intend to update these forward-looking statements.
Exhibit 99.1

INTERVEST BANCSHARES CORPORATION
Parent of Intervest National Bank

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Intervest is a niche player focusing on multifamily and commercial real estate lending
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Experienced senior management team with 124 years of banking and mortgage lending experience with 57 years at Intervest.
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Attractive footprint: NYC metro area and Florida market
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Stable to improving asset quality
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EPS up 6.7% yr/yr, ROE of 6.82%, 14.71% Tier 1 capital
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Bank substantially strengthened through the financial crisis with additions to management and capital build ($207M)
Overview

INTERVEST BANCSHARES CORPORATION
Parent of Intervest National Bank

Commercial Real Estate Portfolio
2012
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Portfolio Size: $1.1B
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Average Life: 3.9 Years
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Well Diversified
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Average Loan Size: $2.0M
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Largest CRE Credit: $15.6M
Commercial
Real Estate
76.6%
Multifamily
18.8%
Land
0.6%
1-4 Family
3.8%
Commercial
Business
0.1%
Consumer
0.0%

INTERVEST BANCSHARES CORPORATION
Parent of Intervest National Bank
Robust Core Business Generation
4
Commercial Real Estate Loan Originations & Payoffs
($ Millions)
600
500
400
300
200
100
0
2004 2005 2006 2007 2008 2009 2011 2012
Originations
Net Payoffs
545
192
580
237
437
321
492
343
355
198
225
174
73
368
75
199
230
249
Originations
Net Payoffs
2010

INTERVEST BANCSHARES CORPORATION
Parent of Intervest National Bank
5
Asset Quality
*
Includes impact of one time bulk sale.
6.54% 5.18% 0.45% 0.54% 0.95% 7.35% 0.29% 3.93% 4.56% 3.97%
2012 2011 2010
2009 2008
Loss Rate NPA / Total Assets
2009 2008
2012 2011 2010
TDR / NPA
58.70% 53.45% 26.85% 27.47% 0.00%
Non-Performing Assets
($ Millions) ($ Millions)
Chargeoffs*
9
OREO
32
OREO
27
OREO
28
OREO
16
OREO
109
124
53
57 57
46
5
10
116
13

INTERVEST BANCSHARES CORPORATION Parent of Intervest National Bank Strong Capital 6 10.8% 10.1% 9.6% 11.2% 14.7% 2008 2009 2010 2011 2012 Tier 1 Capital Ratio

INTERVEST BANCSHARES CORPORATION
Parent of Intervest National Bank
Solid Net Interest Margin
Holding Up Despite Difficult Conditions
7
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2004
2005
2006
2007
2008
2009 2010 2011 2012
NIM Fed Funds

INTERVEST BANCSHARES CORPORATION
Parent of Intervest National Bank

*Weighted Average
Yield* Avg Life
CRE Loans 5.98% 3.88
Multifamily Loans 5.57% 3.96
Other Loans 5.41% 1.71
US Govt Agency 0.93% 1.61
Mortgage Backed 1.07% 3.12
Other Securities 3.78% 11.25
Other 0.71% 1.62
4.47% 3.39
Attractive Earning Asset Mix
2012
$1.5B
CRE Loans
54.7%
Multifamily
Loans
16.0%
US Govt
Agency
22.2%
Other
0.6%
Other
Securities
0.9%
Mortgage
Backed
5.6%
Other Loans
0.1%

INTERVEST BANCSHARES CORPORATION
Parent of Intervest National Bank

Sustaining Business Momentum
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Grow Commercial Real Estate Client Base
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Continue to Take Advantage of Competitive Disruption
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Expand Customized Loan Products
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Strengthened Management Infrastructure
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Hired Additional:
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Senior Lender
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Relationship Managers
Focal Points

INTERVEST BANCSHARES CORPORATION
Parent of Intervest National Bank
Funding Mix
10
Time Deposit Maturities
($ Millions)
Weighted Average Cost
3.88% 2.84% 3.02% 1.53% 2.79% 2.92%
>2017 2017 2016 2015 2014 2013
519
182
89
60
79 7
Total Deposits
$1.4B
Demand
Deposits
0.4%
Interest
Checking
1.1%
Savings
2.9%
Money Market
27.2%
Time Deposits
68.4%

Who We Are
INTERVEST BANCSHARES CORPORATION
Parent of Intervest National Bank
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Main Sub:
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Market:
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Loans:
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Investments:
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Deposits:
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Equity:
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NASDAQ:
Intervest National Bank
United States
$1.1B
$459M
$1.4B
$255M
IBCA

INTERVEST BANCSHARES CORPORATION
Parent of Intervest National Bank
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Solid, high-quality earnings performance
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Disciplined risk management culture
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Strong tangible and regulatory capital
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In depth market knowledge

Key Messages

INTERVEST BANCSHARES CORPORATION Parent of Intervest National Bank 13 Company Footprint Company Footprint 7 Branches 7 Branches

INTERVEST BANCSHARES CORPORATION
Parent of Intervest National Bank
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EPS up 6.7% in 2012
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Excellent commercial real estate loan growth
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Reduction in classified assets
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Increase in Tier 1 capital level to 14.7%

Detailing 2012 Accomplishments

INTERVEST BANCSHARES CORPORATION
Parent of Intervest National Bank
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Excellent commercial loan production
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Stable to improving net interest margin
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ROAA 0.66% 2012  vs. 0.56% 2011
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Stable asset quality, 16% reduction in
classified assets 2012 vs. 2011
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Strong capital
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Financial Results
Net Earnings
($ Millions)
+ 9.5%
9.5
10.4
Diluted EPS
$0.48 $0.45
2012 2011

INTERVEST BANCSHARES CORPORATION
Parent of Intervest National Bank
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Longstanding underwriting conservatism
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Loan portfolio largely based within footprint
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In-depth knowledge of local markets
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No wholesale originations of any loan type
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Expedited problem loan resolution
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No construction or development loans
Disciplined Credit Culture
16